UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02968
Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2012 – April 30, 2013
Item 1: Reports to Shareholders

Semiannual Report | April 30, 2013

Vanguard International Value Fund

> For the six months ended April 30, 2013, Vanguard International Value Fund returned 15.05%, exceeding the return of its benchmark index and the average return of peer funds.

> International stocks again lagged a bullish U.S. market, but returns were still generous as optimism appeared to spread into global markets.

> A powerful rally in Japan and the advisors’ selections in emerging markets were among performance highlights.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	28
Trustees Approve Advisory Agreements.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2013
Total
Returns
Vanguard International Value Fund	15.05%
MSCI All Country World Index ex USA	12.78
International Funds Average	13.59
International Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2012, Through April 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$29.78	$33.38	$0.819	$0.000

Chairman’s Letter

Dear Shareholder,

International stocks advanced strongly over the six months ended April 30, 2013, thanks in large part to a sharp rebound in Japanese stocks. The results of Pacific region stocks outpaced those of emerging markets and Europe’s developed markets.

Vanguard International Value Fund returned about 15% for the period. The fund outperformed its benchmark index, the MSCI All Country World Index ex USA, and also beat the average return of its peers.

Please note that in December, the fund’s trustees modified its investment advisory arrangement. Hansberger Global Investors, Inc., no longer serves as one of the fund’s advisors. The trustees thanked Hansberger and its investment professionals for their dedication and commitment to the fund’s shareholders over the past 12 years.

The portion of fund assets managed by Hansberger was reallocated to two other existing advisors, Lazard Asset Management LLC and Edinburgh Partners Limited. ARGA Investment Management, LP, which was added to the fund’s advisory team last year, remains as a third advisor. There has been no change to the fund’s objective or strategy.

I would also like to note that Vanguard International Value Fund is marking its 30th anniversary. Since the fund’s inception on May 16, 1983, its experienced advisors have guided it to an average annual return of 9.52% (for the period ended April 30).

The stock rally persisted, but not without challenges

Global stocks delivered a vigorous performance, recording gains in five of the six months ended April 30.

U.S. equities finished the half year with a robust return of about 15%. The Standard & Poor’s 500 Index closed April the same way it had March: at an all-time high amid solid corporate earnings and encouraging economic data. Also following a productive path were international equities, which returned almost 13% in aggregate for the six months, helped by strength in Japan.

Despite the impressive results and relatively low volatility, the period had its share of potential pitfalls. Investors continued to worry about the pace of economic growth in China and the United States. And the deadly Boston Marathon bombing on April 15 triggered market anxiety.

Bonds notched a slight return as yields remained low

Bonds, which sputtered for most of the half year, finished it with a bit of a flourish. The broad U.S. taxable bond market returned 0.9% for the six months,

Market Barometer

	Total Returns
	Periods Ended April 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.05%	17.17%	5.49%
Russell 2000 Index (Small-caps)	16.58	17.69	7.27
Russell 3000 Index (Broad U.S. market)	15.16	17.21	5.63
MSCI All Country World Index ex USA (International)	12.78	14.15	-0.84

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.90%	3.68%	5.72%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.78	5.19	6.09
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.28

CPI
Consumer Price Index	0.52%	1.06%	1.60%

following a 1.0% boost in April. The yield of the 10-year U.S. Treasury note closed the period at 1.67%, a couple of ticks below its starting level of 1.69% and lower still than the 1.85% it registered a month earlier. (Bond yields and prices move in opposite directions.)

Municipal bonds delivered a return closer to 2%, with more than half of the gain coming in April. The Federal Reserve’s target for short-term interest rates remained pegged between 0% and 0.25%, which kept a firm leash on returns from money market and savings accounts. In a statement issued May 1, the Fed said it would continue buying $85 billion in Treasury bonds and mortgage-backed securities each month until the job market improves substantially.

Kenneth Volpert, head of our Taxable Bond Group, noted recently that the Fed’s extraordinary actions to stimulate economic growth may have, in effect, pulled what would have been future investment gains into the present. The trade-off, he said, is that once the Fed begins to unwind the stimulus, “future returns are likely to be lower than they otherwise would have been for both bonds and stocks.”

Japan’s booming market powered the fund’s gains

Vanguard International Value Fund earned strong returns in most markets during the six-month period: Its holdings gained in 30 countries and retreated in only three. The performance of Japanese stocks selected by the fund’s three advisors

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Value Fund	0.41%	1.33%

The fund expense ratio shown is from the prospectus dated February 27, 2013, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2013, the fund’s annualized expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: International Funds.

was especially noteworthy. These stocks, accounting for about 15% of fund assets on average, returned about 34%. Results for U.S.-based investors would have been even stronger if not for a steep 18% decline in the value of the Japanese yen.

The yen’s dramatic fall was part of the bullish storyline in Tokyo, as investor enthusiasm rose sharply after the election of a new government apparently determined to combat deflation and shake the country out of its long economic torpor.

In the fund’s European portfolio, which made up a bit more than half of fund assets on average, outperforming stocks in the United Kingdom, Germany, and Switzerland were highlights. However, their results were offset by under-performance in the Netherlands and France. International Value’s emerging markets portfolio also outperformed, led by stocks in Thailand and Indonesia.

Canadian and U.S. positions also a bright spot for the fund

The advisors held a relatively small position in Canadian stocks, but these holdings helped the fund vault above its benchmark. The Canadian portfolio’s return of 9% meant that it provided the fund with a larger margin of relative outperformance than any other country’s portfolio. The advisors’ small portfolio of U.S. stocks, while accounting for only about 4% of fund assets on average, rose 24%, which also helped the bottom line.

From a sector perspective, information technology stocks were key contributors, rising 24% as several Japanese electronic equipment makers spiked on hopes that a falling yen will boost their exports.

Lowlights included underperformance in Australia, where the advisors’ underweighted position and lagging holdings caused the fund to miss out on healthy returns.

For more information on the fund’s investment strategies and positioning, please see the Advisors’ Report that follows this letter.

As equity markets climb, remember to rebalance

Since March 2009—the depths of the financial crisis—the MSCI All Country World Index ex USA has produced a cumulative total return of more than 100% for U.S.-based investors. The U.S. stock market has done better still.

Such a strong recovery is, of course, a welcome development that few would have predicted four years ago. And investors who had the discipline to maintain their stock allocation as part of a balanced, diversified portfolio have participated in the rebound.

Discipline is just as important in good times as it is in bad. At Vanguard, we have long counseled investors to “stay the course”—to maintain a long-term commitment to a sensible portfolio. But staying the course doesn’t mean you should avoid taking action altogether.

Over time, returns will shift the weighting of stocks and bonds in a portfolio, and its asset mix may become more aggressive than originally planned. To manage this risk, investors should periodically consider rebalancing—adjusting their asset allocation to bring it back to its target.

For example, you should consider rebalancing if you’ve established a 60%/40% stock/bond portfolio and you find that your target allocation is now off by 5 percentage points or more.

Investment insight
The difference between U.S. and non-U.S. returns is still meaningful
Stocks outside the United States have always performed differently than U.S. stocks.
As the accompanying chart shows, the difference between the two groups has lessened in recent years, even as each group takes a turn outperforming the other.

Despite the closer correlation recently, the returns of non-U.S. stocks remain different enough to offer a diversification benefit. That’s why we continue to suggest that investors consider allocating a portion of their stock assets to international markets, which collectively make up close to 55% of global market capitalization. Our research indicates that a 20% allocation to non-U.S. stocks may be a reasonable starting point for investors to consider in their stock portfolios. (For more insight, see our research paper Considerations for Investing in Non-U.S. Equities on vanguard.com/research.)

Trailing 12-month return differential between U.S. and non-U.S. stocks

Notes: U.S. equities are represented by the MSCI USA Index; international equities are represented by the MSCI World Index ex USA from 1982 through 1987 and the MSCI All Country World Index ex USA thereafter. Data through December 31, 2012.
Sources: Vanguard, Thomson Reuters Datastream, and MSCI.

(For more on this topic, see Best Practices for Portfolio Rebalancing, available at vanguard.com/research.)

I realize that it’s not easy to contemplate rebalancing when stocks have surged and expectations for bond returns are very modest. However, we believe that bonds will continue to play a valuable role in helping to smooth out stocks’ volatility. Without rebalancing, an investor could end up with a portfolio that’s very different—and potentially more risky—than he or she intended.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 15, 2013

Advisors’ Report

For the six months ended April 30, 2013, Vanguard International Value Fund returned 15.05%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment during the fiscal period and of how the portfolio’s positioning reflects this assessment. These reports were prepared on May 16, 2013.

Lazard Asset Management LLC

Portfolio Managers:
Michael G. Fry, Managing Director

Michael A. Bennett, CPA,
Managing Director

The eventful six-month period ended with international equity markets rising attractively. In December, the Liberal

Vanguard International Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	39	2,860	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The goal is
			to identify individual stocks that offer an appropriate
			trade-off between low relative valuation and high
			financial productivity.
Edinburgh Partners Limited	35	2,561	The advisor employs a concentrated, low-turnover,
			value-oriented investment approach that results in a
			portfolio of companies with good long-term prospects
			and below-market price/earnings ratios. In-depth
			fundamental research on industries and companies is
			central to this investment process.
ARGA Investment Management,	24	1,742	The advisor believes that investors overreact to
LP			short-term developments, leading to opportunities to
			generate gains from investing in “good businesses at
			great prices.” Its value-oriented process uses a
			dividend discount model to select stocks that trade at a
			discount to intrinsic value based on the company’s
			long-term earnings power and dividend-paying
			capability.
Cash Investments	2	154	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor may also maintain a modest cash
			position.

Democratic Party regained power in Japan’s national elections, fueling anticipation of aggressive policy stimulus. In January, the Bank of Japan announced a 2% inflation target and simultaneously committed to unlimited monetary easing through an asset purchase program until that target is met.

In the early months of 2013, some financial institutions in Europe repaid a larger-than-expected €137 billion of central bank loans two years earlier than maturity, and Greece received its next round of financial aid. In addition, international leaders reached a €10 billion rescue deal for Cyprus in an attempt to resolve that country’s financial crisis. In April, two months after inconclusive election results, investors welcomed the formation of a coalition government in Italy led by Prime Minister Enrico Letta.

In emerging markets, the Chinese government underwent a once-per-decade leadership transition in December, but the economy slowed unexpectedly in the first quarter as GDP growth weakened to 7.7%.

Our information technology stock selections were positive contributors to the fund. Internet company Yahoo Japan helped performance after it announced a share buyback. In emerging markets, Brazilian credit card processor Cielo and integrated circuit producer Taiwan Semiconductor Manufacturing both did well.

In industrials, the fund benefited from Irish discount airline Ryanair’s strong operational results.

Low exposure to the underperforming materials sector further helped returns. Also in emerging markets, holdings in Brazilian post-secondary education company Estacio Participacoes and Indonesia’s Bank Mandiri, along with the aforementioned positions in Cielo and Taiwan Semiconductor Manufacturing, boosted results.

In contrast, stock selection in energy detracted from relative returns. U.K. exploration and production company Tullow Oil underperformed following a delay at its exploration well in Ethiopia and a failure to find significant oil in French Guiana. A position in U.K. oil and gas company Petrofac also had a negative impact after a competitor’s announcement of weaker-than-expected demand led to investor concerns over the possibility of similar issues for Petrofac.

Stock selection in consumer discretionary hurt relative returns when South Korean auto-parts maker Hyundai Mobis posted weaker-than-expected earnings; low exposure to the outperforming financial sector detracted as well.

Edinburgh Partners Limited

Portfolio Manager:
Sandy Nairn, Director and CEO

For some time, we have believed that there was outstanding value in Japan, but this was masked by a set of conditions we did not think would be sustained. The wait has proved longer than we hoped, but in the latter part of 2012 we finally saw some concrete action taken to address the factors that had been hampering progress in the Japanese corporate sector. The result was a sharp rise in Japanese equity prices and a significant decline in the value of the yen.

We believe that this is only the early stage of equity valuation recovery in Japan, and that we are going to see some quite startling upward revisions in corporate profitability for at least the next 12 to 15 months. Japanese companies are expected to return to reasonable profit margins for the first time in decades, but this is not yet reflected in their valuations. And while we still need to see structural reform take place, evidence suggests that this issue is being taken seriously and that political consensus is rallying behind the need for action.

For these reasons, more than one-third of our portfolio is held in Japanese equities, ranging from export manufacturers such as Tokyo Electron and Omron to financials such as Sumitomo Mitsui and the retailer Seven and I. Despite their recent appreciation, we expect to maintain these holdings.

We have continued to lighten our positions in those companies whose valuations have risen because of the perception of safety associated with predictable earnings streams. If their share prices keep rising, we will further reduce our holdings. We would expect movement in the portfolio to be at the margin, as the current structure does not require radical changes.

In coming years, we anticipate that issues will arise from normalization in the global economy and the retreat of fears of systematic financial failure. As this unfolds, the justification for central bank quantitative easing will diminish, and those assets that have been directly or indirectly inflated will return to more historically normal valuations.

ARGA Investment Management, LP

Portfolio Managers:
A. Rama Krishna, CFA,
Founder and Chief Investment Officer

Steven Morrow, CFA,
Director of Research

International markets were strong during the reporting period ended April 30, 2013, finishing higher in five of the six months. They benefited from growing confidence in the global economy amid supportive macroeconomic data, easing of systemic risks in Europe, and policy measures taken by the Japanese government and its central bank.

In ARGA’s experience, significant valuation opportunity exists where fear and uncertainty are greatest. At the beginning of the period, valuation spreads between economically sensitive companies and those with stable earnings characteristics were wide. Many equity investors favored firms with stable earnings and high dividend yields over those with higher perceived risk. Our analyses identified deeply undervalued opportunities in financial and other economically sensitive companies, especially in Europe, where macro conditions remained challenging. We positioned our portfolio accordingly.

Our elevated exposure to financial services, particularly in Europe, generated favorable results. From November 2012 through January 2013, seven of our top ten contributors were financial services companies.

Following this run-up, valuations in financials remained attractive but were no longer as compelling as other opportunities. Maintaining our high exposure to economically sensitive companies, we significantly broadened our mix by trimming our exposure to the financial sector in favor of more attractively valued companies in the consumer discretionary, energy, and industrial sectors.

Subsequently, the potentially destabilizing Italian election results and Cyprus’s bank bailout triggered a temporary resurgence in fears about the European debt crisis. This adversely affected many of our European holdings and weakened portfolio returns in February and March. As concerns over Europe again abated, we concluded the half year with strong April results.

Our largest exposure continues to be to Europe, which we believe offers the greatest number of attractively valued, long-term opportunities. We have also increased our holdings in emerging markets, where a growing number of companies now offer compelling valuations after significant underperformance. We maintain a minimal exposure to Japan.

ARGA continues to uncover dynamic valuation opportunities in international equities. As uncertainties loom over the global economy, wide valuation spreads persist between economically sensitive areas and defensive sectors. We seek to take advantage of this potential for high rewards.

International Value Fund

Fund Profile
As of April 30, 2013

Portfolio Characteristics
		MSCI AC
		World
		Index
	Fund	ex USA
Number of Stocks	169	1,815
Median Market Cap	$29.5B	$31.3B
Price/Earnings Ratio	19.2x	16.6x
Price/Book Ratio	1.5x	1.7x
Return on Equity	13.0%	15.2%
Earnings Growth Rate	8.1%	5.9%
Dividend Yield	2.7%	3.1%
Turnover Rate
(Annualized)	68%	—
Ticker Symbol	VTRIX	—
Expense Ratio[1]	0.41%	—
Short-Term Reserves	2.6%	—

Sector Diversification (% of equity exposure)
		MSCI AC
		World Index
	Fund	ex USA
Consumer Discretionary	13.6%	9.8%
Consumer Staples	10.7	10.8
Energy	8.3	9.4
Financials	22.4	26.9
Health Care	6.4	7.8
Industrials	16.9	10.6
Information Technology	10.8	6.3
Materials	4.3	9.3
Telecommunication Services	6.1	5.5
Utilities	0.5	3.6

Volatility Measures
		MSCI AC
	Spliced	World
	International	Index
	Index	ex USA
R-Squared	0.98	0.98
Beta	1.04	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Sumitomo Mitsui
Financial Group Inc.	Diversified Banks	2.0%
Unilever	Packaged Foods &
	Meats	2.0
SAP AG	Application Software	1.8
Seven & I Holdings Co.
Ltd.	Food Retail	1.8
China Mobile Ltd.	Wireless
	Telecommunication
	Services	1.7
The Royal Bank of
Scotland Group plc	Diversified Banks	1.6
HSBC Holdings plc	Diversified Banks	1.5
Anheuser-Busch InBev
NV	Brewers	1.4
Novartis AG	Pharmaceuticals	1.4
Samsung Electronics Co.
Ltd.	Semiconductors	1.3
Top Ten		16.5%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 27, 2013, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2013, the annualized expense ratio was 0.43%.

International Value Fund

Market Diversification (% of equity exposure)
		MSCI AC
		World
		Index
	Fund	ex USA
Europe
United Kingdom	18.1%	15.1%
France	7.2	6.6
Germany	6.7	5.8
Switzerland	5.2	6.3
Netherlands	4.0	1.7
Sweden	3.0	2.2
Italy	2.7	1.5
Spain	1.5	2.0
Belgium	1.5	0.8
Denmark	1.3	0.8
Other	1.5	1.6
Subtotal	52.7%	44.4%
Pacific
Japan	18.1%	15.5%
Hong Kong	4.3	2.2
South Korea	3.9	3.3
Singapore	2.7	1.2
Australia	1.0	6.6
Subtotal	30.0%	28.8%
Emerging Markets
Russia	2.6%	1.3%
China	2.4	4.1
Brazil	2.2	2.8
Thailand	1.6	0.6
Turkey	1.3	0.5
Indonesia	1.2	0.7
Taiwan	1.0	2.5
Other	1.4	6.7
Subtotal	13.7%	19.2%
North America
United States	3.4%	0.0%
Other	0.2%	7.2%
Subtotal	3.6%	7.2%
Middle East	0.0%	0.4%

International Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2002, Through April 30, 2013

For a benchmark description, see the Glossary.
Note: For 2013, performance data reflect the six months ended April 30, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Value Fund	5/16/1983	9.37%	-0.89%	10.80%

See Financial Highlights for dividend and capital gains information.

International Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.2%)[1]
Australia (0.7%)
	BHP Billiton Ltd.	1,437,738	48,336

Belgium (1.4%)
^	Anheuser-Busch
	InBev NV	1,097,841	105,470

Brazil (2.2%)
	Cielo SA	1,420,052	37,433
*	Estacio Participacoes SA	1,288,000	30,553
*	BB Seguridade
	Participacoes SA	3,385,200	28,729
	Vale SA Class B ADR	1,588,600	27,149
	Petroleo Brasileiro SA
	ADR Type A	983,300	19,636
	Petroleo Brasileiro SA ADR	799,100	15,303
			158,803
Canada (0.2%)
	Potash Corp. of
	Saskatchewan Inc.
	(Toronto Shares)	349,600	14,713

China (2.3%)
	China Mobile Ltd.	7,441,500	81,846
	China Construction
	Bank Corp.	60,512,800	50,789
	Industrial & Commercial
	Bank of China Ltd.	11,995,000	8,455
	Zhongsheng Group
	Holdings Ltd.	5,663,500	7,881
^,*	China ZhengTong Auto
	Services Holdings Ltd.	12,635,500	7,842
^	Dongyue Group Ltd.	12,444,000	6,976
^	Lonking Holdings Ltd.	33,419,000	6,352
	Kingboard Laminates
	Holdings Ltd.	605,500	272
			170,413

Denmark (1.3%)
	AP Moeller - Maersk A/S
	Class B	8,543	60,835
	Carlsberg A/S Class B	264,100	24,553
	DSV A/S	318,300	8,017
			93,405
Finland (0.5%)
	Sampo Oyj	989,551	39,597

France (6.8%)
	Sanofi	713,042	77,091
	BNP Paribas SA	1,106,284	61,684
	Safran SA	1,059,903	52,100
	France Telecom SA	4,792,678	51,183
	Vinci SA	1,060,581	51,127
	Cap Gemini SA	925,300	42,662
	Valeo SA	693,606	40,350
	Total SA	643,318	32,383
	Technip SA	281,551	30,199
	CNP Assurances SA	1,563,073	22,154
	Schneider Electric SA	238,700	18,198
	ArcelorMittal	1,446,930	17,885
			497,016
Germany (6.4%)
	SAP AG	1,674,591	133,502
	Deutsche Post AG	2,294,528	54,543
	Siemens AG	474,509	49,580
^	Bayer AG	432,132	45,178
^	Merck KGaA	245,807	37,448
	Bayerische Motoren
	Werke AG	402,460	37,215
	Allianz SE	232,307	34,363
^	Metro AG	935,194	29,209
^	Leoni AG	403,796	18,266
^	Software AG	491,437	17,223
	Fresenius Medical Care
	AG & Co. KGaA	153,128	10,550
			467,077

International Value Fund

		Market
		Value
	Shares	($000)
Greece (0.1%)
OPAP SA	1,057,356	10,423

Hong Kong (4.3%)
Swire Pacific Ltd. Class A	6,423,350	81,738
Hutchison Whampoa Ltd.	5,838,000	63,513
* Wynn Macau Ltd.	15,972,400	48,580
Sands China Ltd.	8,923,800	46,921
China Mobile Ltd. ADR	831,900	45,954
^ Luk Fook Holdings
International Ltd.	5,332,000	15,167
Jardine Matheson
Holdings Ltd.	136,780	8,885
		310,758
Indonesia (1.2%)
Telekomunikasi Indonesia
Persero Tbk PT ADR	1,002,869	48,007
Bank Mandiri Persero
Tbk PT	35,102,000	37,975
		85,982
Ireland (0.5%)
Ryanair Holdings plc ADR	838,400	36,336

Italy (2.6%)
Eni SPA	3,675,331	87,717
Intesa Sanpaolo SPA
(Registered)	28,185,564	51,188
Atlantia SPA	1,667,292	29,809
* UniCredit SPA	4,018,600	21,004
		189,718
Japan (17.5%)
Sumitomo Mitsui
Financial Group Inc.	3,129,700	147,933
Seven & I Holdings
Co. Ltd.	3,374,183	129,792
Bridgestone Corp.	2,169,400	81,881
Omron Corp.	2,436,400	76,966
Japan Tobacco Inc.	2,018,900	76,317
Toyota Motor Corp.	1,254,900	72,832
Dai Nippon Printing
Co. Ltd.	7,155,000	70,059
Tokyo Electron Ltd.	1,334,100	68,285
^ Yaskawa Electric Corp.	5,481,000	67,064
* Panasonic Corp.	8,872,100	63,940
Mitsubishi Corp.	3,537,200	63,678
Fujikura Ltd.	16,860,000	63,181
Fujitsu Ltd.	14,044,000	58,986
Yahoo Japan Corp.	77,505	38,945
LIXIL Group Corp.	1,662,800	37,382
Makita Corp.	570,300	34,787
Komatsu Ltd.	1,269,600	34,784
Daiwa House Industry
Co. Ltd.	1,072,000	24,229

FANUC Corp.	134,500	20,303
Canon Inc.	493,800	17,759
Lintec Corp.	851,900	15,511
Yamato Kogyo Co. Ltd.	355,500	11,758
Nippon Electric Glass
Co. Ltd.	1,219,000	6,222
		1,282,594
Mexico (0.3%)
* Genomma Lab
Internacional SAB de
CV Class B	9,123,201	19,731

Netherlands (3.9%)
* ING Groep NV	7,268,150	59,874
Unilever NV	1,210,883	51,597
^ Heineken NV	661,572	46,823
Akzo Nobel NV	735,300	44,346
* PostNL NV	18,939,293	43,198
Randstad Holding NV	924,321	38,530
		284,368
Norway (0.3%)
Petroleum
Geo-Services ASA	1,316,004	19,335

Philippines (0.4%)
* LT Group Inc.	49,921,500	29,473

Russia (2.5%)
Gazprom OAO ADR	7,866,653	62,650
Sberbank of Russia	19,140,340	61,077
Mobile Telesystems
OJSC ADR	1,747,847	36,180
* VTB Bank OJSC GDR	4,603,697	14,554
* X5 Retail Group NV GDR	520,470	9,133
		183,594
Singapore (2.7%)
Singapore
Telecommunications
Ltd.	20,850,000	66,601
DBS Group Holdings Ltd.	4,684,000	63,896
Genting Singapore plc	50,985,000	63,716
		194,213
South Africa (0.7%)
Mediclinic International
Ltd.	4,549,638	32,999
Mr Price Group Ltd.	1,373,596	19,763
		52,762
South Korea (3.9%)
Samsung Electronics
Co. Ltd.	67,293	93,067
Hyundai Mobis Co. Ltd.	265,026	60,259
E-Mart Co. Ltd.	253,255	49,473
Hotel Shilla Co. Ltd.	404,825	21,426

International Value Fund

		Market
		Value
	Shares	($000)
Hyundai Home Shopping
Network Corp.	141,604	19,571
Hana Financial Group Inc.	470,830	15,079
SK Innovation Co. Ltd.	99,600	13,619
Daewoo International Corp.	301,100	10,575
		283,069
Spain (1.4%)
Banco Bilbao Vizcaya
Argentaria SA	3,226,299	31,407
* Banco Santander SA	3,891,675	28,104
Red Electrica Corp. SA	499,300	26,542
* ACS Actividades de
Construccion y Servicios
SA	667,421	17,141
		103,194
Sweden (2.9%)
Assa Abloy AB Class B	1,483,843	59,381
Securitas AB Class B	4,627,141	45,533
Swedbank AB Class A	1,248,400	30,740
Getinge AB	872,915	26,321
Volvo AB Class B	1,465,300	20,309
^ Oriflame Cosmetics SA	466,439	16,909
SKF AB-B Shares	669,400	15,627
		214,820
Switzerland (5.1%)
Novartis AG	1,354,885	100,299
ABB Ltd.	2,756,144	62,501
Julius Baer Group Ltd.	1,330,039	53,021
Credit Suisse Group AG	1,497,248	41,580
Swatch Group AG (Bearer)	49,700	28,514
GAM Holding AG	1,520,121	26,883
Adecco SA	466,439	24,949
Roche Holding AG	76,511	19,154
^ Nobel Biocare Holding AG	1,674,895	18,773
		375,674
Taiwan (0.9%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	18,526,704	68,761
Wistron Corp.	101,817	103
		68,864
Thailand (1.6%)
Bangkok Bank PCL	8,044,300	62,076
Kasikornbank PCL
(Foreign)	6,971,500	51,386
		113,462
Turkey (1.2%)
* Turkcell Iletisim
Hizmetleri AS	5,433,000	33,829
Turkiye Halk Bankasi AS	2,656,535	29,007
KOC Holding AS	4,658,988	28,251
		91,087

United Kingdom (17.1%)
*	The Royal Bank of
	Scotland Group plc	23,782,662	113,488
	HSBC Holdings plc	9,690,485	106,132
	Unilever plc	2,180,438	94,473
	Prudential plc	4,801,132	82,555
	Vodafone Group plc	22,498,386	68,650
	WPP plc	3,831,935	63,352
	British American
	Tobacco plc	1,080,765	59,913
	Carnival plc	1,633,227	58,967
	Smith & Nephew plc	5,141,316	58,851
	Royal Dutch Shell plc
	Class A (Amsterdam
	Shares)	1,440,928	49,009
	Rio Tinto plc	1,005,096	46,155
	Rexam plc	5,621,086	45,135
	BP plc ADR	5,911,969	42,840
	Informa plc	5,751,898	42,800
	Barclays plc	8,664,731	38,667
	Wolseley plc	725,736	35,946
*	Lloyds Banking Group
	plc	36,955,000	31,393
	BAE Systems plc	5,251,177	30,671
	British Sky Broadcasting
	Group plc	2,118,945	27,771
	Associated British Foods
	plc	901,700	27,125
	BG Group plc	1,579,532	26,665
	Petrofac Ltd.	1,111,830	23,369
	Signet Jewelers Ltd.	334,262	22,750
	Tullow Oil plc	1,256,925	19,593
	Inchcape plc	2,376,253	18,525
	Eurasian Natural
	Resources Corp. plc	3,900,529	16,773
			1,251,568
United States (3.3%)
	Delphi Automotive plc	781,650	36,120
*	Weatherford International
	Ltd.	5,917,100	75,680
*	Ultra Petroleum Corp.	2,429,105	51,983
	Ensco plc Class A	271,900	15,683
	RenaissanceRe Holdings
	Ltd.	168,600	15,830
	TE Connectivity Ltd.	843,477	36,733
	Accenture plc Class A	111,814	9,106
			241,135
Total Common Stocks
(Cost $6,165,067)			7,036,990
Temporary Cash Investments (8.1%)[1]
Money Market Fund (7.8%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.142%	574,143,611	574,144

International Value Fund

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.3%)
4 Federal Home Loan Bank
Discount Notes, 0.150%,
5/15/13	5,000	5,000
[4,5,6] Federal Home Loan Bank
Discount Notes, 0.120%,
5/31/13	16,000	15,998
		20,998
Total Temporary Cash Investments
(Cost $595,142)		595,142
Total Investments (104.3%)
(Cost $6,760,209)		7,632,132
Other Assets and Liabilities (-4.3%)
Other Assets		129,663
Liabilities[3]		(444,476)
		(314,813)
Net Assets (100%)
Applicable to 219,185,037 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		7,317,319
Net Asset Value Per Share		$33.38

At April 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	7,505,336
Undistributed Net Investment Income	36,386
Accumulated Net Realized Losses	(1,104,058)
Unrealized Appreciation (Depreciation)
Investment Securities	871,923
Futures Contracts	6,408
Forward Currency Contracts	1,203
Foreign Currencies	121
Net Assets	7,317,319

See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $280,438,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 5.9%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $294,333,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $8,799,000 have been segregated as initial margin for open futures contracts.
6 Securities with a value of $575,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Operations

Six Months Ended
April 30, 2013
($000)
Investment Income
Income
Dividends[1]	87,744
Interest[2]	233
Security Lending	1,567
Total Income	89,544
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,786
Performance Adjustment	324
The Vanguard Group—Note C
Management and Administrative	7,311
Marketing and Distribution	619
Custodian Fees	560
Shareholders’ Reports	45
Trustees’ Fees and Expenses	13
Total Expenses	14,658
Net Investment Income	74,886
Realized Net Gain (Loss)
Investment Securities Sold	312,825
Futures Contracts	30,088
Foreign Currencies and Forward Currency Contracts	(13,251)
Realized Net Gain (Loss)	329,662
Change in Unrealized Appreciation (Depreciation)
Investment Securities	547,246
Futures Contracts	7,301
Foreign Currencies and Forward Currency Contracts	2,776
Change in Unrealized Appreciation (Depreciation)	557,323
Net Increase (Decrease) in Net Assets Resulting from Operations	961,871
1 Dividends are net of foreign withholding taxes of $6,276,000.
2 Interest income from an affiliated company of the fund was $222,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	74,886	174,901
Realized Net Gain (Loss)	329,662	(352,829)
Change in Unrealized Appreciation (Depreciation)	557,323	557,390
Net Increase (Decrease) in Net Assets Resulting from Operations	961,871	379,462
Distributions
Net Investment Income	(174,874)	(189,240)
Realized Capital Gain	—	—
Total Distributions	(174,874)	(189,240)
Capital Share Transactions
Issued	490,257	794,128
Issued in Lieu of Cash Distributions	166,322	179,201
Redeemed[1]	(591,391)	(1,251,764)
Net Increase (Decrease) from Capital Share Transactions	65,188	(278,435)
Total Increase (Decrease)	852,185	(88,213)
Net Assets
Beginning of Period	6,465,134	6,553,347
End of Period[2]	7,317,319	6,465,134
1 Net of redemption fees for fiscal 2012 of $63,000. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed net investment income of $36,386,000 and $139,778,000.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$29.78	$28.98	$31.92	$29.95	$24.36	$48.38
Investment Operations
Net Investment Income	. 357	. 804	. 843	. 698.742		1.176[1]
Net Realized and Unrealized Gain (Loss)
on Investments	4.062	. 838	(3.103)	2.007	5.839	(21.841)
Total from Investment Operations	4.419	1.642	(2.260)	2.705	6.581	(20.665)
Distributions
Dividends from Net Investment Income	(. 819)	(. 842)	(. 680)	(.735)	(. 991)	(. 940)
Distributions from Realized Capital Gains	—	—	—	—	—	(2.415)
Total Distributions	(. 819)	(. 842)	(. 680)	(.735)	(. 991)	(3.355)
Net Asset Value, End of Period	$33.38	$29.78	$28.98	$31.92	$29.95	$24.36

Total Return[2]	15.05%	6.00%	-7.27%	9.12%	28.34%	-45.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,317	$6,465	$6,553	$7,532	$6,494	$5,335
Ratio of Total Expenses to
Average Net Assets[3]	0.43%	0.40%	0.39%	0.39%	0.45%	0.42%
Ratio of Net Investment Income to
Average Net Assets	2.18%	2.77%	2.59%	2.41%	2.93%	3.08%
Portfolio Turnover Rate	68%	53%	39%	51%	55%	59%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.03%), (0.05%), (0.04%), (0.02%), and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

International Value Fund

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties

International Value Fund

to post collateral to secure such exposure. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any assets posted as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or posted is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2013, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund’s average investment in forward currency contracts represented 2% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and for the period ended April 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Lazard Asset Management LLC, Edinburgh Partners Limited, and ARGA Investment Management, LP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI All Country World Index ex USA. The basic fee of Edinburgh Partners Limited is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index ex USA. In accordance with the advisory contract entered into with ARGA Investment Management, LP, beginning August 1, 2013, the investment

International Value Fund

advisory fee will be subject to quarterly adjustments based on performance since October 31, 2012, relative to the MSCI All Country World Index ex USA. Until December 2012, a portion of the fund was managed by Hansberger Global Investors, Inc. The basic fee paid to Hansberger Global Investors, Inc., was subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index for periods prior to February 1, 2011, and the MSCI All Country World Index ex USA, beginning February 1, 2011.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the fund’s average net assets, before an increase of $324,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2013, the fund had contributed capital of $881,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.35% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	600,861	6,436,129	—
Temporary Cash Investments	574,144	20,998	—
Futures Contracts—Liabilities[1]	(181)	—	—
Forward Currency Contracts—Assets	—	2,990	—
Forward Currency Contracts—Liabilities	—	(1,787)	—
Total	1,174,824	6,458,330	—
1 Represents variation margin on the last day of the reporting period.

International Value Fund

E. At April 30, 2013, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	2,990	2,990
Liabilities	(181)	(1,787)	(1,968)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2013, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	30,088	—	30,088
Forward Currency Contracts	—	(9,847)	(9,847)
Realized Net Gain (Loss) on Derivatives	30,088	(9,847)	20,241

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	7,301	—	7,301
Forward Currency Contracts	—	2,438	2,438
Change in Unrealized Appreciation (Depreciation) on Derivatives	7,301	2,438	9,739

At April 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts)	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	June 2013	1,427	50,214	504
FTSE 100 Index	June 2013	504	50,074	(358)
Topix Index	June 2013	326	39,056	5,788
S&P ASX 200 Index	June 2013	157	21,056	474

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

At April 30, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

International Value Fund

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Morgan Stanley Capital Services Inc.	6/26/13	EUR	37,604	USD	48,757	839
Morgan Stanley Capital Services Inc.	6/26/13	GBP	32,388	USD	48,397	1,993
Morgan Stanley Capital Services Inc.	6/18/13	JPY	3,757,584	USD	40,330	(1,745)
Morgan Stanley Capital Services Inc.	6/25/13	AUD	14,956	USD	15,387	73
Morgan Stanley Capital Services Inc.	6/25/13	AUD	4,867	USD	5,073	(42)
UBS AG	6/18/13	USD	6,487	JPY	623,470	85
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2013, the fund realized net foreign currency losses of $3,404,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Passive foreign investment companies held at April 30, 2013, had unrealized appreciation of $4,756,000, as of October 31, 2012, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2012, the fund had available capital losses totaling $1,438,796,000 to offset future net capital gains. Of this amount, $1,076,059,000 is subject to expiration on October 31, 2017. Capital losses of $362,737,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2013, the cost of investment securities for tax purposes was $6,764,965,000. Net unrealized appreciation of investment securities for tax purposes was $867,167,000, consisting of unrealized gains of $1,228,929,000 on securities that had risen in value since their purchase and $361,762,000 in unrealized losses on securities that had fallen in value since their purchase.

International Value Fund

G. During the six months ended April 30, 2013, the fund purchased $2,974,970,000 of investment securities and sold $3,070,972,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2013	October 31, 2012
	Shares	Shares
	(000)	(000)
Issued	15,464	28,299
Issued in Lieu of Cash Distributions	5,360	6,717
Redeemed	(18,731)	(44,050)
Net Increase (Decrease) in Shares Outstanding	2,093	(9,034)

I. In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	10/31/2012	4/30/2013	Period
Based on Actual Fund Return	$1,000.00	$1,150.47	$2.29
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.66	2.16

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Value Fund has renewed the fund’s investment advisory agreements with ARGA Investment Management, LP (ARGA); Edinburgh Partners Limited (Edinburgh Partners); and Lazard Asset Management LLC (Lazard). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders. Please note that in December, the fund’s trustees modified its investment advisory arrangement. Hansberger Global Investor, Inc., no longer serves as one of the fund’s advisors.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

ARGA. ARGA is an independent investment management firm focused on global equities. ARGA invests in businesses that it believes are undervalued based on long-term earnings power and dividend-paying capability. ARGA’s investment philosophy is based on the belief that investors overreact to short-term developments, leading to opportunities to generate gains from investing in “good businesses at great prices.” Its value-oriented process uses a dividend discount model to select stocks that trade at a discount to intrinsic value based upon the company’s long-term earnings power and dividend-paying capability. ARGA has advised a portion of the fund since 2012.

Edinburgh Partners. Founded in 2003, Edinburgh Partners is an independent fund management company specializing in global investment analysis. Edinburgh Partners employs a concentrated, low-turnover, value-oriented investment approach that results in a portfolio of companies with good long-term prospects and below-market price-to-earnings ratios. In-depth fundamental research on companies and industries is central to Edinburgh Partners’ investment process. Edinburgh Partners is based in Edinburgh, Scotland, and has advised a portion of the fund since 2008.

Lazard. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team at Lazard employs a bottom-up stock selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of investment research: financial screening, fundamental analysis, and accounting validation. Lazard is a subsidiary of Lazard Freres & Co. LLC and has advised a portion of the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Lazard, Edinburgh Partners, or ARGA in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Lazard, Edinburgh Partners, and ARGA. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced International Index: MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services);
Packard Co. (electronic computer manufacturing),	Director of SKF AB (industrial machinery), the Lumina

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q462 062013

Semiannual Report | April 30, 2013

Vanguard Diversified Equity Fund

> Vanguard Diversified Equity Fund returned 15.73% for the six months ended
April 30, 2013.

> The fund outperformed its benchmark, the MSCI US Broad Market Index, and also topped the average return of its peer multi-cap core funds.

> All eight underlying stock funds rose by about 14% or more, with four outperforming their respective index benchmarks.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	16
Trustees Approve Advisory Arrangement.	18
Glossary.	19

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2013
Total
Returns
Vanguard Diversified Equity Fund	15.73%
MSCI US Broad Market Index	15.15
Multi-Cap Core Funds Average	14.97
Multi-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2012, Through April 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$22.70	$25.86	$0.344	$0.015

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2013, Vanguard Diversified Equity Fund returned 15.73%, beating its benchmark, the MSCI US Broad Market Index, and the average return of its peers.

The Diversified Equity Fund, as a “fund of funds,” invests in eight actively managed Vanguard stock funds. These underlying funds invest across the style and capitalization spectrum, holding shares in small-, mid-, and large-cap growth and value companies that together offer broad exposure to the U.S. equity market.

For the six months covered in this report, all eight of the underlying funds generated strong results, with returns ranging from about 14% to 24%. Overall, the funds investing in smaller companies did a bit better than those focusing on large-cap stocks.

The stock market rally persisted, but not without challenges

Global stocks delivered a vigorous performance, recording gains in five of the six months ended April 30.

U.S. equities finished the half year with a robust return of about 15%. The Standard & Poor’s 500 Index closed April the same way it had March: at an all-time high amid solid corporate earnings and encouraging economic data. Also following a productive path were international equities, which returned almost 13% in aggregate, helped by strength in Japan.

2

Despite the impressive results and relatively low volatility, the period had its share of potential pitfalls. Investors continued to worry about the pace of economic growth in China and the United States. And the deadly Boston Marathon bombing on April 15 triggered market anxiety.

Bonds notched a slight return as yields remained low

Bonds, which sputtered for most of the half year, finished it with a bit of a flourish. The broad U.S. taxable bond market returned 0.9% for the six months, following a 1.0% boost in April. The yield of the 10-year U.S. Treasury note closed the period at 1.67%, a couple of ticks below its starting level of

1.69% and lower still than the 1.85% it registered a month earlier. (Bond yields and prices move in opposite directions.)

Municipal bonds had a return closer to 2%, with more than half of it coming in April. The Federal Reserve’s target for short-term interest rates remained pegged between 0% and 0.25%, which kept a firm leash on returns from money market and savings accounts. In a statement issued May 1, the Fed said it would continue buying $85 billion in Treasury bonds and mortgage-backed securities each month until the job market improves substantially.

Kenneth Volpert, head of our Taxable Bond Group, noted recently that the Fed’s extraordinary actions to stimulate

Market Barometer

	Total Returns
	Periods Ended April 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.05%	17.17%	5.49%
Russell 2000 Index (Small-caps)	16.58	17.69	7.27
Russell 3000 Index (Broad U.S. market)	15.16	17.21	5.63
MSCI All Country World Index ex USA (International)	12.78	14.15	-0.84

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.90%	3.68%	5.72%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.78	5.19	6.09
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.28

CPI
Consumer Price Index	0.52%	1.06%	1.60%

3

economic growth may have, in effect, pulled what would have been future investment gains into the present. The trade-off, he said, is that once the Fed begins to unwind the stimulus, “future returns are likely to be lower than they otherwise would have been for both bonds and stocks.”

In a rising tide, small-cap and value stocks floated highest

As I noted previously, all of Diversified Equity’s eight underlying funds delivered double-digit returns, and four outperformed their index benchmarks. That helped Diversified Equity to edge out competing multi-cap core funds.

The performance of the underlying funds reflected a shift in overall market sentiment, as small-company stocks gained favor over the shares of larger companies. But in a continuation of a recent trend, value stocks again outperformed their growth counterparts. (See the Investment Insight box on opposite page for more on growth and value stocks.)

Standouts for the six-month period included Vanguard Capital Value Fund and Vanguard Explorer™ Fund. The Capital Value Fund, which looks for undervalued stocks across the capitalization spectrum, generated the highest return of the eight at more than 24%. The fund was boosted by

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Diversified Equity Fund	0.40%	1.20%

The acquired fund fees and expenses—drawn from the prospectus dated February 27, 2013—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity
Fund invests. The Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2013, the annualized acquired fund fees and expenses were 0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Multi-Cap Core Funds.

4

Investment insight
Growth stocks versus value stocks: A case for both
Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broad market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Very generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks.

But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both. True to its name, Vanguard
Diversified Equity Fund remains broadly invested in both the growth and value arenas through its eight underlying funds.

Rolling 12-month return differences, 1993–2012

Note: “Rolling” means here that 12-month returns were calculated from the start of each month in the 20-year period ended
December 31, 2012.
Sources: Vanguard and Russell Investments.

5

resurgent bank stocks that benefited from higher capital levels, improved lending conditions, and the recovering U.S. housing market.

The Explorer Fund, which focuses on small-cap growth stocks, returned about 19% as its six advisors found strong performers in the health care industry, particularly in biotechnology.

Vanguard Windsor™ Fund, whose two advisors look for bargain stocks in the large- and mid-cap segments, also did quite well, returning nearly 18%. Like Capital Value, Windsor benefited from a strong showing in financials.

Two funds—Vanguard Mid-Cap Growth and Windsor II Funds—trailed their index benchmarks by noticeable margins. The

Mid-Cap Growth Fund held some under-performing stocks in the consumer discretionary sector, but the fund still returned nearly 15%, slightly more than the average for its peer funds. Windsor II, owing to setbacks in some of its information technology stocks, returned a bit less than both its market index and peer group. On an absolute basis, however, its return of more than 14% was still welcome.

The three underlying funds that focus on the larger-company segment of the market posted the lowest results, although these were still quite strong at about 14%. Each of the three—Vanguard Growth and Income Fund, Morgan™ Growth Fund, and U.S. Growth Fund—came close to or slightly exceeded its index benchmark.

Underlying Funds: Allocations and Returns
Six Months Ended April 30, 2013
	Percentage of
	Diversified Equity Fund
Vanguard Fund	Assets	Total Returns
Vanguard Growth and Income Fund Investor
Shares	20.0%	14.16%
Vanguard Windsor Fund Investor Shares	15.0	17.90
Vanguard Morgan Growth Fund Investor Shares	15.0	13.80
Vanguard Windsor II Fund Investor Shares	15.0	14.36
Vanguard U.S. Growth Fund Investor Shares	15.0	14.09
Vanguard Explorer Fund Investor Shares	10.0	19.08
Vanguard Capital Value Fund	5.0	24.36
Vanguard Mid-Cap Growth Fund	5.0	14.92
Combined	100.0%	15.73%

6

The wisdom of rebalancing holds true as stocks climb

More than four years have passed since the U.S. stock market began an impressive recovery from the depths of the 2008–2009 global financial crisis. The S&P 500 Index has risen from a low of 677 on March 9, 2009, to a close of 1,598 on April 30, 2013, a cumulative total return (including dividends) of 158%. International stock markets, while not back to peak levels, have also rebounded strikingly.

Such a strong recovery is, of course, a welcome development that few would have predicted four years ago. And investors who had the discipline to maintain their stock allocation as part of a balanced, diversified portfolio have been able to more than recoup their crisis-era losses.

Discipline is just as important in good times as in bad. At Vanguard, we have long counseled investors to “stay the course”—to maintain a long-term commitment to a sensible portfolio. But staying the course doesn’t mean you should avoid taking action altogether.

Over time, returns will shift the weighting of stocks and bonds in a portfolio, and its asset mix may become more aggressive than originally planned. To manage this risk, investors should periodically consider rebalancing, or adjusting their asset allocation to bring it back to its target.

For example, you should consider rebalanc-ing if you’ve established a 60% stock/40% bond portfolio and you find that your target allocation is now off by 5 percentage points or more. (For more on this topic, see Best Practices for Portfolio Rebalancing, available at vanguard.com/research.)

I realize that it’s not easy to contemplate rebalancing when stocks have surged and expectations for bond returns are very modest. However, we believe that bonds will continue to play a valuable role in helping to smooth out stocks’ volatility. Without rebalancing, an investor could end up with a portfolio that’s very different from—and potentially more risky than—what he or she intended.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 13, 2013

7

Diversified Equity Fund

Fund Profile
As of April 30, 2013

Portfolio Characteristics
		MSCI US
		Broad
		Market
	Fund	Index
Number of Stocks	1,476	3,209
Median Market Cap	$38.1B	$40.5B
Price/Earnings Ratio	17.2x	18.1x
Price/Book Ratio	2.1x	2.4x
Return on Equity	15.7%	16.7%
Earnings Growth Rate	8.7%	9.7%
Dividend Yield	2.1%	2.0%
Turnover Rate
(Annualized)	4%	—
Ticker Symbol	VDEQX	—
Acquired Fund Fees
and Expenses [1]	0.40%	—
30-Day SEC Yield	1.29%	—

Allocation to Underlying Vanguard Funds
Vanguard Growth and Income Fund
Investor Shares	20.0%
Vanguard Windsor Fund Investor Shares	15.0
Vanguard Morgan Growth Fund Investor
Shares	15.0
Vanguard Windsor II Fund Investor Shares	15.0
Vanguard U.S. Growth Fund Investor
Shares	15.0
Vanguard Explorer Fund Investor Shares	10.0
Vanguard Capital Value Fund	5.0
Vanguard Mid-Cap Growth Fund	5.0

Volatility Measures
MSCI US
Broad Market
Index
R-Squared	0.99
Beta	1.07
These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)

		MSCI US
		Broad
		Market
	Fund	Index
Consumer Discretionary	11.1%	12.6%
Consumer Staples	8.4	9.7
Energy	11.6	9.8
Financials	17.3	17.1
Health Care	15.8	12.4
Industrials	12.2	10.8
Information Technology	15.0	17.5
Materials	3.2	3.8
Telecommunication Services	2.2	2.7
Utilities	3.2	3.6
Fund percentages reflect holdings of underlying funds.

1 This figure—drawn from the prospectus dated February 27, 2013—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Diversified Equity Fund invests. The
Diversified Equity Fund does not charge any expenses or fees of its own. For the six months ended April 30, 2013, the annualized acquired fund fees and expenses were 0.40%.

8

Diversified Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 10, 2005, Through April 30, 2013

Note: For 2013, performance data reflect the six months ended April 30, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Diversified Equity Fund	6/10/2005	12.91%	6.45%	5.63%

See Financial Highlights for dividend and capital gains information.

9

Diversified Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Growth and Income Fund Investor Shares	7,477,105	254,745
Vanguard Windsor Fund Investor Shares	11,224,118	191,708
Vanguard Morgan Growth Fund Investor Shares	8,690,653	191,455
Vanguard Windsor II Fund Investor Shares	5,767,730	191,027
Vanguard U.S. Growth Fund Investor Shares	8,150,721	190,890
Vanguard Explorer Fund Investor Shares	1,421,221	127,867
Vanguard Capital Value Fund	4,986,288	64,074
Vanguard Mid-Cap Growth Fund	2,817,370	63,898
Total Investment Companies (Cost $1,021,675)		1,275,664
Other Assets and Liabilities (0.0%)
Other Assets		1,097
Liabilities		(1,227)
		(130)
Net Assets (100%)
Applicable to 49,319,673 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,275,534
Net Asset Value Per Share		$25.86

At April 30, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		1,047,729
Undistributed Net Investment Income		6
Accumulated Net Realized Losses		(26,190)
Unrealized Appreciation (Depreciation)		253,989
Net Assets		1,275,534
See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Diversified Equity Fund

Statement of Operations

Six Months Ended
April 30, 2013
($000)
Investment Income
Income
Income Distributions Received	11,480
Net Investment Income—Note B	11,480
Realized Net Gain (Loss)
Capital Gain Distribution Received	6,546
Investment Securities Sold	39,486
Realized Net Gain (Loss)	46,032
Change in Unrealized Appreciation (Depreciation) of Investment Securities	120,606
Net Increase (Decrease) in Net Assets Resulting from Operations	178,118

See accompanying Notes, which are an integral part of the Financial Statements.

11

Diversified Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,480	14,153
Realized Net Gain (Loss)	46,032	36,900
Change in Unrealized Appreciation (Depreciation)	120,606	94,343
Net Increase (Decrease) in Net Assets Resulting from Operations	178,118	145,396
Distributions
Net Investment Income	(17,334)	(13,944)
Realized Capital Gain[1]	(756)	—
Total Distributions	(18,090)	(13,944)
Capital Share Transactions
Issued	62,000	97,089
Issued in Lieu of Cash Distributions	17,511	13,531
Redeemed	(137,343)	(251,357)
Net Increase (Decrease) from Capital Share Transactions	(57,832)	(140,737)
Total Increase (Decrease)	102,196	(9,285)
Net Assets
Beginning of Period	1,173,338	1,182,623
End of Period[2]	1,275,534	1,173,338

1 Includes fiscal 2013 short-term gain distributions totaling $756,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $6,000 and $5,860,000.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Diversified Equity Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$22.70	$20.34	$19.13	$16.43	$15.30	$26.15
Investment Operations
Net Investment Income	. 231	. 262	. 228	. 206	. 268	. 284
Capital Gain Distributions Received	.129	.034	—	—	—	1.333
Net Realized and Unrealized Gain (Loss)
on Investments	3.159	2.310	1.192	2.686	1.856	(11.741)
Total from Investment Operations	3.519	2.606	1.420	2.892	2.124	(10.124)
Distributions
Dividends from Net Investment Income	(. 344)	(. 246)	(. 210)	(.192)	(. 286)	(. 230)
Distributions from Realized Capital Gains	(. 015)	—	—	—	(.708)	(. 496)
Total Distributions	(. 359)	(. 246)	(. 210)	(.192)	(. 994)	(.726)
Net Asset Value, End of Period	$25.86	$22.70	$20.34	$19.13	$16.43	$15.30

Total Return[1]	15.73%	12.97%	7.42%	17.68%	15.48%	-39.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,276	$1,173	$1,183	$1,250	$1,211	$849
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.40%	0.40%	0.41%	0.40%	0.43%	0.37%
Ratio of Net Investment Income to
Average Net Assets	1.51%	1.18%	1.09%	1.13%	1.71%	1.27%
Portfolio Turnover Rate	4%	3%	3%	3%	5%	2%

The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Diversified Equity Fund

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2009–2012), and for the period ended April 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the period ended April 30, 2013, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At April 30, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

14

Diversified Equity Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2012, the fund had available capital losses totaling $71,336,000 to offset future net capital gains of $59,188,000 through October 31, 2018, and $12,148,000 through October 31, 2019. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. Capital gain distributions paid during the six months ended April 30, 2013, were from short-term gain distributions received from Vanguard Mid-Cap Growth Fund.

At April 30, 2013, the cost of investment securities for tax purposes was $1,021,675,000. Net unrealized appreciation of investment securities for tax purposes was $253,989,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the six months ended April 30, 2013, the fund purchased $24,772,000 of investment securities and sold $82,871,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2013	October 31, 2012
	Shares	Shares
	(000)	(000)
Issued	2,566	4,447
Issued in Lieu of Cash Distributions	773	676
Redeemed	(5,699)	(11,588)
Net Increase (Decrease) in Shares Outstanding	(2,360)	(6,465)

G. In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

15

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

16

Six Months Ended April 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	10/31/2012	4/30/2013	Period
Based on Actual Fund Return	$1,000.00	$1,157.26	$2.14
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

The calculations are based on acquired fund fees and expenses charged by the underlying mutual funds in which the Diversified Equity Fund invests. The Diversified Equity Fund’s annualized expense figure for the period is 0.40%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

17

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Diversified Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services since its inception in 2005, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance relative to a benchmark and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The fund does not incur advisory expenses directly; however, the board noted that each of the underlying funds in which the fund invests has advisory expenses well below the relevant peer-group average. Information about the fund’s acquired fund fees and expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

18

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

19

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

20

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
The Conference Board.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
of the U. S. Presidential Commission for the Study
IndependentTrustees	of Bioethical Issues.

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

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© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6082 062013

Semiannual Report | April 30, 2013

Vanguard Emerging Markets Select

Stock Fund

> Vanguard Emerging Markets Select Stock Fund returned 8.90% for the six months ended April 30, 2013, surpassing its comparative standards.

> Although signs of slower growth tempered returns, eight of the ten industry sectors posted positive results, with financials leading the way.

> The fund’s advisors found opportunities to outperform the benchmark, particularly among Asian consumer discretionary and utility stocks.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	28
Trustees Approve Advisory Agreements.	30
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended April 30, 2013
Total
Returns
Vanguard Emerging Markets Select Stock Fund	8.90%
MSCI Emerging Markets Index	5.29
Emerging Markets Funds Average	7.29
Emerging Markets Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
October 31, 2012, Through April 30, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Emerging Markets Select Stock Fund	$18.73	$20.16	$0.230	$0.000

1

Chairman’s Letter

Dear Shareholder,

Good prospects for growth drove significant gains for emerging market stocks in the first part of the six-month period ended April 30, 2013, but a deteriorating outlook for several of the larger economies led to some retrenchment in the second part. The end result was a 5.29% return for the MSCI Emerging Markets Index.

Vanguard Emerging Markets Select Stock Fund outperformed that benchmark, returning 8.90% for the half year; it also surpassed the 7.29% average return of its peer funds. Among industry sectors, financial companies contributed the most to the fund’s performance. Strong selection, especially among Asian consumer discretionary and utility stocks, also helped.

The stock rally persisted, but not without challenges

Global stocks delivered a vigorous performance, advancing in five of the six months ended April 30. U.S. equities finished with a strong return of about 15%.

2

The Standard & Poor’s 500 Index finished April the same way it had March: at a record high amid solid corporate earnings and encouraging economic data. Also following a productive path were international equities, which returned almost 13% for the six months, helped by strength in Japan.

Despite the impressive results and relatively low volatility, the period had its share of potential pitfalls. Investors continued to worry about the pace of growth in China and the United States. And the deadly Boston Marathon bombing on April 15 triggered market anxiety.

Bonds notched a slight return as yields remained low

Bonds, after sputtering for most of the half year, finished it with a bit of a flourish. The broad U.S. taxable bond market returned 0.9% for the six months, with a boost from April’s 1.0% return. The yield of the 10-year U.S. Treasury note closed the period at 1.67%, a couple of ticks below its starting level of 1.69%, and lower still than the 1.85% it registered at the end of March. (Bond yields and prices move in opposite directions.)

Market Barometer

	Total Returns
	Periods Ended April 30, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	15.05%	17.17%	5.49%
Russell 2000 Index (Small-caps)	16.58	17.69	7.27
Russell 3000 Index (Broad U.S. market)	15.16	17.21	5.63
MSCI All Country World Index ex USA (International)	12.78	14.15	-0.84

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	0.90%	3.68%	5.72%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.78	5.19	6.09
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.28

CPI
Consumer Price Index	0.52%	1.06%	1.60%

3

Municipal bonds delivered a return closer to 2%, with more than half the gain coming in April. The Federal Reserve’s target for short-term interest rates remained pegged between 0% and 0.25%, which kept a firm leash on returns from money market and savings accounts. In a May 1 statement, the Fed said it would continue buying $85 billion a month in U.S. Treasury bonds and mortgage-backed securities until the job market improves substantially.

Kenneth Volpert, head of our Taxable Bond Group, noted recently that the Fed’s extraordinary actions to stimulate growth may have, in effect, pulled what would have been future investment gains into the present. The trade-off, he said, is that once the Fed begins to unwind the stimulus,

“future returns are likely to be lower than they otherwise would have been for both bonds and stocks.”

Focused stock selection drove the fund’s performance

Each of the fund’s four advisors takes a bottom-up, research-intensive approach to selecting and investing in emerging market stocks across Europe, the Asia-Pacific region, and Latin America. They look at each company to decide whether its investment case is compelling enough to merit inclusion in the fund.

The advisors’ approach worked well for the fund, helping its return in each sector outpace that of its benchmark. Financial stocks, which accounted for about one-quarter of the assets of both the

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Emerging Markets Select Stock Fund	0.92%	1.54%

The fund expense ratio shown is from the prospectus dated April 23, 2013, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2013, the fund’s annualized expense ratio was 0.94%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Emerging Markets Funds.

4

fund and the index, benefited from the monetary easing undertaken by several central banks to counter signs of slowing growth. That sector returned 12.4% for the index, while the fund’s outsized holdings in Thai, Indian, and Turkish banks contributed to a return of 14.4%.

The advisors found opportunities for even greater outperformance among certain Asian consumer discretionary and utility stocks. Holdings in a handful of Hong Kong casinos and textile companies helped the consumer discretionary sector return 16.6% for the fund, compared with 2.8% for the index. Chinese power producers

Investment insight
The difference between U.S. and non-U.S. returns is still meaningful
Stocks outside the United States have always performed differently from domestic stocks. As the accompanying chart shows, the difference between the two groups has lessened in recent years, even as each group takes a turn outperforming the other.

Despite the closer correlation recently, the returns of non-U.S. stocks remain different enough to offer a diversification benefit. That’s why we continue to suggest that investors consider allocating a portion of their stock assets to international markets, which collectively make up close to 55% of global market capitalization. Our research indicates that a 20% allocation to non-U.S. stocks may be a reasonable starting point for investors to consider in their stock portfolios. (For more insight, see Considerations for Investing in Non-U.S. Equities, available at vanguard.com/research.)

Trailing 12-month return differential between U.S. and non-U.S. stocks

Notes: U.S. equities are represented by the MSCI USA Index; international equities are represented by the MSCI World Index ex USA from 1982 through 1987 and the MSCI All Country World Index ex USA thereafter. Data through December 31, 2012.
Sources: Vanguard, Thomson Reuters Datastream, and MSCI.

5

were another area of strength, pushing the return from the small utility sector to 27.8%, compared with 6.4% for the index.

Signs of decelerating growth in emerging markets and less-than-robust growth elsewhere weighed on energy and materials stocks. Returns for these sectors in Russia, Brazil, and China, among other countries, were negative for the index, but the fund’s advisors generally managed to stay in positive territory by avoiding the worst performers.

The wisdom of rebalancing holds true as stocks climb

More than four years have passed since the U.S. stock markets began an impressive recovery from the depths of the 2008–2009 global financial crisis. The S&P 500 Index has risen from a low of 677 on March 9, 2009, to a close of 1,598 on April 30, 2013, a cumulative total return of 158%. International stock markets, while not back to peak levels, have also rebounded strikingly.

Such a strong recovery is, of course, a welcome development that few would have predicted four years ago. And investors with the discipline to maintain their stock allocation as part of a balanced, diversified portfolio have been able to more than recoup their crisis-era losses.

Discipline is just as important in good times as in bad. At Vanguard, we have long counseled investors to “stay the course”—to maintain a long-term commitment to a sensible portfolio. But staying the course doesn’t mean you should avoid taking action altogether.

Over time, returns will shift the weighting of stocks and bonds in a portfolio, and its asset mix may become more aggressive than originally planned. To manage this risk, investors should periodically consider rebalancing, or adjusting their asset allocation to bring it back to its target.

For example, you should consider rebalancing if you’ve established a 60%/40% stock/bond portfolio and you find that your target allocation is now off by 5 percentage points or more. (For more on this topic, see Best Practices for Portfolio Rebalancing, available at vanguard.com/research.)

I realize it’s not easy to contemplate rebalancing when stocks have surged and expectations for bond returns are very modest. However, we believe that bonds will continue to play a valuable role in helping to smooth out stocks’ volatility. Without rebalancing, an investor could end up with a portfolio that’s very different from—and potentially riskier than—what he or she intended.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 17, 2013

6

Advisors’ Report

For the six months ended April 30, 2013, Vanguard Emerging Markets Select Stock Fund returned 8.90%, exceeding the 7.29% average return of peer-group funds and the 5.29% return of the fund’s benchmark, the MSCI Emerging Markets Index.

The fund’s assets are divided among four independent investment advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the fund’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared

Vanguard Emerging Markets Select Stock Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Oaktree Capital Management,	24	47	Seeks to capture misevaluation of securities caused by
L.P.			investor behavior. Oaktree’s investment process is
			driven by bottom-up research, which includes
			extensive travel to meet company management and
			maintaining in-house models focused on deriving
			reliable cash-flow projections.
M&G Investment Management	24	46	Seeks to identify companies that can handle capital
Limited			with discipline, generate returns above the cost of
			capital, and stay focused on creating value. M&G
			attempts to take advantage of pricing deviations
			created by short-term investors.
Pzena Investment Management,	24	46	Uses a deep-value approach that focuses on the most
LLC			undervalued companies based on price-to-normalized
			earnings. The firm believes that this value philosophy
			works well globally and is especially effective in
			emerging markets because of generally wider valuation
			spreads.
Wellington Management	24	46	Allocates the assets in its portion of the fund to a team
Company, LLP			of global analysts who seek to add value through
			in-depth fundamental research and understanding of
			their industries. By covering the same companies over
			a period of many years, these investment professionals
			gain comprehensive insight to guide decisions for their
			subportfolios.
Cash Investments	4	10	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

a discussion of the investment environment that existed during the fiscal period and of how their portfolio positioning reflects this assessment. These comments were prepared on May 24, 2013.

M&G Investment Management Limited

Portfolio Manager: Matthew Vaight, UKSIP

Global stock markets were generally buoyant during the six months, and the fund outperformed the MSCI Emerging Markets Index. Supportive central bank policies and signs that the economic recovery remained on track boosted share prices at the beginning of the period. The rally subsequently ran out of steam, however, as weaker data from China and a resurgence of Eurozone problems unsettled investors.

Stock selection in information technology and consumer staples boosted the portfolio’s results. During the half year, several of our best-performing holdings were rewarded for exceeding expectations. These included Thailand’s state-owned Krung Thai Bank, Delta Electronics from Taiwan, and India’s Idea Cellular. Krung Thai has extensively restructured its business, and investors believe it will profit from Thailand’s economic development.

Investors are equally optimistic about Delta’s prospects as it switches its focus from power supplies to high-margin activities such as industrial automation. And Idea, one of India’s largest and most profitable mobile phone operators, is benefiting from consolidation in that country’s market.

On the other hand, positions in First Quantum Minerals and AZ Electronic Materials detracted from results. Lower commodity prices hurt First Quantum Minerals, a Canadian copper miner with assets in Africa, whereas AZ investors were concerned by the British company’s profit warning. We remain confident, however, about both businesses’ long-term potential.

Because we are guided by a strict valuation discipline, we sold some stocks during the period that had performed well of late, including Malaysian telecom firm Axiata Group Berhad and FEMSA, a Mexican beverage company and bottler of Coca-Cola products. We believe that investors have developed excessive expectations for returns, and we saw better opportunities elsewhere. Our search for value led to Brazil, where we invested in Banco Bradesco, a private bank, and in Brasil Insurance.

8

Oaktree Capital Management, L.P.

Portfolio Managers:
Frank J. Carroll III,
Managing Director and Co-Head of
Emerging Markets Equities

Timothy D. Jensen,
Managing Director and Co-Head of
Emerging Markets Equities

Emerging markets performed well during the six months ended April 30, though they underperformed stock markets in the United States, Japan, and some other developed countries.

Stock selection primarily drove our portfolio’s performance. At the country level, it was particularly strong in China, followed by Indonesia, South Africa, and Russia. Winners in China included gaming companies, an appliance distributor, and a brewer. Selection in South Korea, Peru, and Taiwan detracted, primarily because several cyclical stocks performed poorly.

By sector, selection among consumer discretionary, financial, and consumer staples stocks boosted results the most. Notable winners included the Chinese gaming stocks mentioned above, an Indonesian food company, and a Russian retailer.

We have spent time studying the possible reasons why emerging market equities have performed more modestly of late than those in developed markets. Concerns about slower growth in China, the effects of weaker commodity prices on resource-dependent economies, and competition from Japan for investment flows have all affected emerging market stocks.

While we acknowledge these issues, we see very interesting opportunities for stock-picking in today’s markets. Some countries’ problems are well-known, and, in our view, often overblown. Problem countries and problem sectors trade at significant discounts to both their own historical performances and the overall market. Positive changes at the company level could lead to significant outperformance from current valuation levels. Favored countries and sectors are selling at very stretched valuations, making many companies quite vulnerable to even small earnings misses. Overall, the markets are trading at discounts to their long-term average multiples, but significant valuation differences at the country and industry levels give us interesting investment opportunities.

Wellington Management
Company, llp

Portfolio Manager:
Cheryl M. Duckworth, CFA,
Senior Vice President and
Associate Director,
Global Industry Research

We focus on bottom-up stock selection as the primary driver of performance while minimizing active industry bets. Emerging market equities rose modestly in U.S. dollar terms as eight of the ten sectors in

9

the MSCI Emerging Markets Index posted positive returns for the half year. Financials (+12.4%), information technology (+11.3%), and consumer staples (+11.3%) gained the most, while materials (–6.0%) and energy (–3.4%) lagged.

Stock selection was strongest within financials, utilities, and information technology. In financials, South Africa-based insurer Discovery Limited performed well after announcing a significant rise in normalized operating profit. In utilities, our shares of Chinese gas distributor ENN Energy generated strong returns. The company continued to execute well in a growing sector as China’s government shifts the country from coal to natural gas. In information technology, strong operating performance helped our holdings in Taiwan Semiconductor do well. Thailand-based PTT Global Chemical was also a top contributor, as growing oil demand and increased government investment in domestic infrastructure helped boost its share price.

Our selection in materials, particularly Perseus Mining and Continental Gold, and in energy detracted the most from returns. Shares of Perseus Mining, a minerals mining company, declined because of teething issues in the ramp-up at its Edikan Gold Mine in Ghana as well as uncertainty about the development time line and fiscal terms for its Sissingué Gold Project in Ivory Coast. Shares of Continental Gold, an exploration and development company, declined amid general negative sentiment in mining.

In the energy sector, China Shenhua Energy was a top detractor. The company focuses on coal and power activities in China and owns and operates an integrated coal transportation network of dedicated rail lines and port facilities. Its stock dropped as falling coal prices led to lackluster earnings.

Pzena Investment Management, LLC

Portfolio Managers:
Caroline Cai, CFA, Principal

Allison Fisch, Principal

John P. Goetz, Managing Principal
and Co-Chief Investment Officer

At the sector level, our strategy was driven by a mixture of cyclicality and safety, and our top performers were in financials, consumer discretionary, and utilities. Materials also contributed significantly, with Canada-based methanol supplier Methanex responsible for almost all of that sector’s returns. Although consumer discretionary stocks lagged the broader market, our holdings performed extremely well, rewarding our overweighting of the sector. Hong Kong-based textile manufacturer Texwinca Holdings, the portfolio’s third-largest contributor, led the way in this sector.

Chinese power producer Huadian Power—our strongest performer—boosted the portfolio’s utilities return. Our holdings in financials rose with the broad strength of that top-performing sector. Our energy stocks, particularly Russia-based Gazprom

10

and China Coal Energy, and our lack of consumer staples holdings hurt returns. The portfolio’s largest individual detractor was Taiwan’s Hon Hai Precision, in information technology.

China was our top-performing country as strength from Huadian Power and China Power International Development offset weakness from China Coal Energy. Taiwan detracted the most, mainly because of Hon Hai Precision.

Emerging market valuations appear attractive, but significant portions of this universe are still earning above their long-term normalized levels. Although many companies have experienced a significant slowdown, their returns on equity still appear elevated versus the long-term average. This suggests that the inevitable drag on returns from overinvestment during the boom years has yet to filter through to profitability.

Given this state of affairs, we believe that our fundamental approach, whereby we invest in companies earning below normalized expectations, will yield superior results. We expect our companies’ earnings to improve, whereas the currently high earnings of many other companies may decline. Overall, the portfolio’s valuation remains compelling, with an average price/normalized earnings ratio of 7.5 compared with the median of 11.7 for emerging market stocks.

11

Emerging Markets Select Stock Fund

Fund Profile
As of April 30, 2013

Portfolio Characteristics
		MSCI	MSCI AC
		Emerging	World
		Markets	Index
	Fund	Index	ex USA
Number of Stocks	256	813	1,815
Median Market Cap	$12.3B	$18.6B	$31.3B
Price/Earnings Ratio	12.7x	12.6x	16.6x
Price/Book Ratio	1.5x	1.6x	1.7x
Return on Equity	17.4%	18.7%	15.2%
Earnings Growth Rate	11.2%	14.4%	5.9%
Dividend Yield	2.4%	2.7%	3.1%
Turnover Rate
(Annualized)	40%	—	—
Ticker Symbol	VMMSX	—	—
Expense Ratio[1]	0.92%	—	—
Short-Term Reserves	1.3%	—	—

Sector Diversification (% of equity exposure)
		MSCI	MSCI AC
		Emerging	World
		Markets	Index
	Fund	Index	ex USA
Consumer Discretionary	9.6%	7.7%	9.8%
Consumer Staples	6.4	9.3	10.8
Energy	12.3	11.7	9.4
Financials	27.0	27.7	26.9
Health Care	1.5	1.4	7.8
Industrials	7.0	6.3	10.6
Information Technology 15.9		13.9	6.3
Materials	10.7	10.3	9.3
Telecommunication
Services	6.2	7.6	5.5
Utilities	3.4	4.1	3.6

Ten Largest Holdings (% of total net assets)
Samsung Electronics Co.
Ltd.	Semiconductors	4.0%
Petroleo Brasileiro SA	Integrated Oil & Gas	3.1
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	3.0
Hana Financial Group
Inc.	Diversified Banks	1.6
Shinhan Financial Group
Co. Ltd.	Diversified Banks	1.2
Lukoil OAO	Integrated Oil & Gas	1.2
Sasol Ltd.	Integrated Oil & Gas	1.2
Vale SA	Steel	1.2
China Construction Bank
Corp.	Diversified Banks	1.1
China Mobile Ltd.	Wireless
	Telecommunication
	Services	1.1
Top Ten		18.7%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated April 23, 2013, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2013, the annualized expense ratio was 0.94%.

12

Emerging Markets Select Stock Fund

Market Diversification (% of equity exposure)
		MSCI	MSCI AC
		Emerging	World
		Markets	Index
	Fund	Index	ex USA
Europe
United Kingdom	1.1%	0.0%	15.1%
Other	0.9	0.0	29.3
Subtotal	2.0%	0.0%	44.4%
Pacific
South Korea	14.7%	14.4%	3.3%
Hong Kong	3.3	0.0	2.2
Other	0.6	0.0	23.3
Subtotal	18.6%	14.4%	28.8%
Emerging Markets
China	16.5%	18.2%	4.1%
Brazil	13.0	12.7	2.8
Taiwan	8.8	11.2	2.5
India	8.5	6.8	1.5
South Africa	5.9	7.0	1.6
Russia	5.5	5.7	1.3
Turkey	2.9	2.2	0.5
Thailand	2.6	2.8	0.6
Mexico	2.4	5.4	1.2
Malaysia	2.1	3.6	0.8
Philippines	1.3	1.1	0.2
Indonesia	1.3	3.1	0.7
Poland	1.1	1.5	0.3
Other	4.0	4.3	1.1
Subtotal	75.9%	85.6%	19.2%
North America	1.7%	0.0%	7.2%
Middle East	1.8%	0.0%	0.4%

13

Emerging Markets Select Stock Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 27, 2011, Through April 30, 2013

Note: For 2013, performance data reflect the six months ended April 30, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Emerging Markets Select Stock
Fund	6/27/2011	5.58%	0.50%

See Financial Highlights for dividend and capital gains information.

14

Emerging Markets Select Stock Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (94.6%)[1]
Argentina (0.3%)
Arcos Dorados Holdings Inc.
Class A	40,250	548
MercadoLibre Inc.	920	93
		641
Australia (0.4%)
* Perseus Mining Ltd.	524,345	741

Brazil (11.9%)
Petroleo Brasileiro SA
Prior Pfd.	444,804	4,440
Petroleo Brasileiro SA
ADR	82,289	1,576
Vale SA Prior Pfd.	79,320	1,288
Banco do Brasil SA	87,100	1,097
Banco Bradesco SA
Prior Pfd.	66,530	1,093
Vale SA Class B ADR	60,909	1,041
* Usinas Siderurgicas de
Minas Gerais SA
Prior Pfd.	206,900	1,024
Randon Participacoes SA
Prior Pfd.	141,275	921
Banco Santander Brasil SA	121,900	895
Cia Brasileira de
Distribuicao Grupo Pao
de Acucar ADR	15,856	881
Itau Unibanco Holding SA
ADR	47,873	806
EDP - Energias do Brasil SA	119,700	730
Totvs SA	38,800	730
Cia de Bebidas das
Americas ADR	17,163	721
Brasil Insurance
Participacoes e
Administracao SA	64,800	688
Telefonica Brasil SA ADR	24,400	649

*	BB Seguridade
	Participacoes SA	75,255	639
	All America Latina
	Logistica SA	125,600	635
	Multiplus SA	32,456	535
	Cia de Saneamento Basico
	do Estado de
	Sao Paulo ADR	34,200	489
	Banco Santander Brasil
	SA ADR	65,100	483
	Telefonica Brasil SA
	Prior Pfd.	13,200	350
*	Braskem SA Prior Pfd.	35,500	309
	Cia Paranaense de Energia
	Prior Pfd.	13,700	243
	Itau Unibanco Holding SA
	Prior Pfd.	13,700	230
*	Fibria Celulose SA	20,000	213
	Cia Paranaense
	de Energia ADR	10,900	194
	Souza Cruz SA	11,500	177
*	HRT Participacoes
	em Petroleo SA	55,100	122
	Localiza Rent a Car SA	2,600	46
	Lojas Americanas SA
	Prior Pfd.	3,784	33
			23,278
Canada (1.7%)
	Methanex Corp.	36,250	1,537
	First Quantum Minerals Ltd.	69,600	1,215
*	Continental Gold Ltd.	58,100	287
	Sherritt International Corp.	59,500	278
			3,317
Chile (0.3%)
	Sociedad Quimica y Minera
	de Chile SA ADR	9,289	460
	SACI Falabella	19,825	226
			686

15

Emerging Markets Select Stock Fund

			Market
			Value
		Shares	($000)
China (15.0%)
	China Construction
	Bank Corp.	2,632,850	2,210
	China Mobile Ltd.	195,000	2,145
	China Shenhua Energy Co.
	Ltd.	562,500	1,995
	CNOOC Ltd.	1,028,000	1,926
	China Pacific Insurance
	Group Co. Ltd.	505,000	1,820
	Industrial & Commercial
	Bank of China Ltd.	2,337,380	1,648
	Lenovo Group Ltd.	1,573,600	1,439
	Mindray Medical
	International Ltd. ADR	27,600	1,090
	China Power International
	Development Ltd.	2,796,600	1,011
	Yingde Gases Group Co.
	Ltd.	996,000	960
	China Resources Power
	Holdings Co. Ltd.	290,000	950
	China Unicom Hong Kong
	Ltd.	629,000	907
*	Haier Electronics Group
	Co. Ltd.	446,000	797
	Zhongsheng Group
	Holdings Ltd.	569,500	792
	Tsingtao Brewery Co.
	Ltd.	118,000	791
	Kingboard Laminates
	Holdings Ltd.	1,726,125	775
	China Shineway
	Pharmaceutical Group
	Ltd.	413,000	736
*	Melco Crown
	Entertainment Ltd. ADR	29,403	724
	Shanghai Electric Group
	Co. Ltd.	2,030,000	713
	China Coal Energy Co.
	Ltd.	819,000	632
	China BlueChemical Ltd.	916,000	560
	ENN Energy Holdings Ltd.	94,500	547
	Bank of Communications
	Co. Ltd.	627,000	499
	Guangdong Investment
	Ltd.	478,000	463
	China Dongxiang Group
	Co.	2,639,000	453
	Shui On Land Ltd.	1,190,000	395
	AMVIG Holdings Ltd.	1,016,000	393
*	Brilliance China
	Automotive Holdings Ltd.	292,000	358

	Greatview Aseptic
	Packaging Co. Ltd.	551,000	329
	China Overseas Grand
	Oceans Group Ltd.	173,000	273
	Vinda International
	Holdings Ltd.	117,000	153
*	China Taiping Insurance
	Holdings Co. Ltd.	76,100	130
	Dongfeng Motor Group
	Co. Ltd.	78,000	117
	Huabao International
	Holdings Ltd.	251,000	115
	Intime Department Store
	Group Co. Ltd.	85,000	101
	Sun Art Retail Group Ltd.	58,000	81
	Shandong Weigao Group
	Medical Polymer Co. Ltd.	77,500	75
	Daphne International
	Holdings Ltd.	66,600	69
*	Shui On Land Ltd. Rights
	Exp. 05/08/2013	350,833	37
*	GOME Electrical
	Appliances Holding Ltd.	362,000	36
*	Chaoda Modern Agriculture
	Holdings Ltd.	404,000	19
			29,264
Colombia (0.6%)
	Bancolombia SA ADR	7,800	529
*	Cemex Latam Holdings SA	69,729	489
			1,018
Czech Republic (0.2%)
	Komercni Banka AS	2,322	445

Egypt (0.1%)
	Commercial International
	Bank Egypt SAE	64,056	282

Exchange-Traded Fund (2.5%)
2	Vanguard FTSE Emerging
	Markets ETF	110,100	4,818

Hong Kong (3.2%)
	Pacific Basin Shipping Ltd.	2,533,750	1,449
	Texwinca Holdings Ltd.	1,017,000	1,189
	Sands China Ltd.	179,300	943
	Hang Lung Properties Ltd.	182,000	709
	Stella International
	Holdings Ltd.	192,500	567
*	Galaxy Entertainment
	Group Ltd.	121,000	543
	L’Occitane International
	SA	158,750	461

16

Emerging Markets Select Stock Fund

		Market
		Value•
	Shares	($000)
ASM Pacific Technology Ltd.	21,700	224
MGM China Holdings Ltd.	68,300	161
Oriental Watch Holdings	150,000	49
		6,295
Hungary (0.7%)
OTP Bank plc	33,475	699
Magyar Telekom
Telecommunications plc	371,300	687
		1,386
India (7.9%)
ITC Ltd.	336,250	2,055
Axis Bank Ltd.	51,731	1,436
HCL Technologies Ltd.	103,801	1,389
Genpact Ltd.	55,600	1,034
Reliance Industries Ltd.	65,880	965
* Idea Cellular Ltd.	375,746	925
HDFC Bank Ltd. ADR	18,356	779
Yes Bank Ltd.	83,383	777
Tata Motors Ltd. ADR	25,800	711
Punjab National Bank	48,195	688
DLF Ltd.	115,689	513
Bank of India	78,949	482
Marico Ltd.	113,723	476
Oil & Natural Gas Corp. Ltd.	78,073	474
Cairn India Ltd.	67,116	389
Indiabulls Financial Services
Ltd.	76,267	385
Dr Reddy’s Laboratories Ltd.
ADR	9,040	342
GlaxoSmithKline Consumer
Healthcare Ltd.	4,239	317
NTPC Ltd.	92,778	271
Indian Bank	77,500	246
Central Bank Of India	181,375	240
Corp Bank	31,675	223
Nava Bharat Ventures Ltd.	35,568	108
Ceylon Tobacco Co. plc	14,094	90
United Spirits Ltd.	1,277	52
Colgate-Palmolive India Ltd.	1,680	46
		15,413
Indonesia (1.1%)
Indofood CBP Sukses
Makmur Tbk PT	694,400	818
Bank Rakyat Indonesia
Persero Tbk PT	721,000	698
* Bekasi Fajar Industrial
Estate Tbk PT	1,990,000	205
Telekomunikasi Indonesia
Persero Tbk PT ADR	3,800	182
Mayora Indah Tbk PT	46,500	144
Astra International Tbk PT	157,000	119
Mitra Adiperkasa Tbk PT	50,500	43
		2,209
Ireland (0.1%)
* Kenmare Resources plc	291,145	120

	Kazakhstan (0.3%)
*,3	KCell JSC GDR	37,102	560

	Kenya (0.1%)
	Safaricom Ltd.	1,784,500	146

	Kuwait (0.3%)
	Agility Public Warehousing
	Co. KSC	230,000	543

	Malaysia (1.9%)
	Genting Malaysia Bhd.	1,057,200	1,308
	AMMB Holdings Bhd.	307,400	677
	CIMB Group Holdings Bhd.	264,600	673
*	UEM Land Holdings Bhd.	468,500	387
	British American Tobacco
	Malaysia Bhd.	12,200	254
	Axiata Group Bhd.	109,100	243
	Guinness Anchor Bhd.	13,700	83
			3,625
	Mexico (2.0%)
	Grupo Comercial Chedraui
	SA de CV	300,700	1,147
*	Grupo Televisa SAB ADR	26,500	671
	Wal-Mart de Mexico SAB
	de CV	202,200	643
*	Cemex SAB de CV ADR	51,896	584
*	Grupo Financiero
	Santander Mexico SAB
	de CV ADR	29,400	475
	America Movil SAB
	de CV ADR	20,800	445
			3,965
	Nigeria (0.2%)
	Zenith Bank plc	2,741,645	350

	Papua New Guinea (0.0%)
*	New Britain Palm Oil Ltd.	10,877	62

	Peru (0.6%)
	Southern Copper Corp.	17,301	577
	Cia de Minas
	Buenaventura SA ADR	26,203	524
			1,101
	Philippines (1.2%)
	Energy Development
	Corp.	7,158,400	1,133
	Metropolitan Bank & Trust	148,680	450
*	LT Group Inc.	448,600	265
	Robinsons Land Corp.	387,400	242
	Ayala Land Inc.	166,300	131
	Puregold Price Club Inc.	58,100	57
			2,278

17

Emerging Markets Select Stock Fund

			Market
			Value•
		Shares	($000)
Poland (1.0%)
*	Cyfrowy Polsat SA	204,575	1,081
	Bank Pekao SA	10,767	517
*	Alior Bank SA	13,414	302
			1,900
Qatar (0.8%)
	Industries Qatar QSC	31,132	1,473

Russia (5.1%)
	Gazprom OAO ADR	221,040	1,760
	Lukoil OAO ADR	26,433	1,681
	Rosneft OAO GDR	201,370	1,381
	Sberbank of Russia ADR	105,602	1,363
	Phosagro OAO GDR	54,775	776
	Magnit OJSC GDR	14,749	754
	Lukoil OAO ADR	11,423	726
	Mobile Telesystems OJSC
	ADR	24,890	515
	Sberbank of Russia	129,803	414
*	Moscow Exchange
	MICEX-RTS OAO	187,189	267
*	Pharmstandard OJSC GDR	6,920	145
*,3	Sberbank of Russia GDR	10,464	135
			9,917
Singapore (0.2%)
	Olam International Ltd.	341,000	466

South Africa (5.3%)
	Sasol Ltd.	54,106	2,344
	Discovery Ltd.	166,553	1,519
	Standard Bank Group Ltd.	94,902	1,187
	Imperial Holdings Ltd.	45,461	1,008
	MTN Group Ltd.	53,168	960
	Barloworld Ltd.	73,875	774
	Aveng Ltd.	210,600	692
	Old Mutual plc	186,895	594
	Naspers Ltd.	7,852	526
	African Bank Investments
	Ltd.	148,331	472
	Impala Platinum Holdings
	Ltd.	7,253	99
	Massmart Holdings Ltd.	4,780	99
*	Anglo American Platinum
	Ltd.	2,571	98
			10,372
South Korea (13.8%)
	Samsung Electronics Co.
	Ltd.	5,611	7,760
	Hana Financial Group Inc.	99,080	3,173
	Shinhan Financial Group Co.
	Ltd.	62,834	2,176
	SK Telecom Co. Ltd.	7,825	1,377
	Hyundai Mipo Dockyard	13,725	1,349
	LG Electronics Inc.	13,100	1,050

	NHN Corp.	3,602	972
	KB Financial Group Inc.	29,090	951
	LG Chem Ltd.	3,293	779
	Dongbu Insurance Co. Ltd.	17,850	721
	GS Holdings	13,953	692
	Hyundai Motor Co.	3,451	627
	Hyundai Mobis	2,733	621
	E-Mart Co. Ltd.	3,173	620
	Coway Co. Ltd.	10,591	537
	POSCO ADR	6,921	498
	Hyundai Heavy Industries
	Co.Ltd.	2,720	498
	Lotte Chemical Corp.	3,067	454
	Doosan Corp.	3,537	396
*	LG Life Sciences Ltd.	6,816	340
*	SK Hynix Inc.	11,280	307
	Kolon Industries Inc.	6,311	293
	Grand Korea Leisure Co.
	Ltd.	9,370	291
*	Shinhan Financial Group
	Co. Ltd. ADR	7,080	243
	Hyundai Department Store
	Co.Ltd.	726	106
			26,831
Spain (0.5%)
	Prosegur Cia de Seguridad
	SA	183,393	1,025

Switzerland (0.3%)
*	Dufry AG	4,902	653

Taiwan (8.0%)
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	900,000	3,340
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	128,439	2,451
	Delta Electronics Inc.	438,000	2,101
	Hon Hai Precision Industry
	Co. Ltd.	601,760	1,555
	Compal Electronics Inc.	2,100,000	1,360
	Advanced Semiconductor
	Engineering Inc.	1,254,330	1,094
	MediaTek Inc.	65,000	793
	Yuanta Financial Holding
	Co. Ltd.	922,842	470
	Wistron Corp.	458,162	466
	Chunghwa Telecom Co.
	Ltd.	91,000	290
	Asustek Computer Inc.	24,000	280
	WPG Holdings Ltd.	227,000	274
	Airtac International Group	49,500	263
	Oriental Union Chemical
	Corp.	228,000	252

18

Emerging Markets Select Stock Fund

		Market
		Value
	Shares	($000)
Advantech Co. Ltd.	43,200	206
Far Eastern New Century
Corp.	132,410	143
TPK Holding Co. Ltd.	5,000	102
Chroma ATE Inc.	46,000	99
Hermes Microvision Inc.	1,000	30
Chipbond Technology Corp.	5,930	15
		15,584
Thailand (2.3%)
Krung Thai Bank PCL
(Foreign)	1,180,075	990
PTT Global Chemical PCL	386,451	965
Siam Commercial Bank
PCL (Foreign)	135,000	857
Bangkok Bank PCL
(Foreign)	82,400	639
Bangkok Bank PCL	60,000	463
PTT Global Chemical PCL	89,300	235
Advanced Info Service PCL
(Foreign)	17,500	163
Supalai PCL (Foreign)	231,800	162
Central Pattana PCL	20,400	69
		4,543
Turkey (2.7%)
Turkiye Garanti Bankasi AS	240,223	1,329
Turkiye Vakiflar Bankasi
Tao	287,800	1,030
* Asya Katilim Bankasi AS	635,816	771
Tupras Turkiye Petrol
Rafinerileri AS	25,611	716
Turkiye Halk Bankasi AS	48,890	534
* Turkcell Iletisim Hizmetleri
AS ADR	29,812	465
Akbank TAS	82,100	432
		5,277
United Arab Emirates (1.0%)
DP World Ltd.	76,195	1,172
Abu Dhabi Commercial
Bank PJSC	379,925	476
Union National Bank
PJSC/Abu Dhabi	179,194	214
		1,862
United Kingdom (1.0%)
AZ Electronic Materials SA	258,009	1,143
* Polyus Gold International
Ltd.	186,971	591
* Ophir Energy plc	50,491	319
		2,053
Total Common Stocks
(Cost $176,109)		184,499

Temporary Cash Investments (3.9%)[1]
	Money Market Fund (3.3%)
4	Vanguard Market
	Liquidity Fund,
	0.142%	6,370,833	6,371

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.6%)
[5,6]	Fannie Mae
	Discount Notes,
	0.110%, 8/21/13	10,000	100
[5,6]	Fannie Mae
	Discount Notes,
	0.130%, 8/28/13	1,000,000	999
[5,6]	Freddie Mac
	Discount Notes,
	0.130%, 9/16/13	100,000	100
			1,199
Total Temporary Cash Investments
	(Cost $7,570)		7,570
	Total Investments (98.5%)
	(Cost $183,679)		192,069
Other Assets and Liabilities (1.5%)
	Other Assets		4,914
	Liabilities		(2,011)
			2,903
	Net Assets (100%)
Applicable to 9,670,443 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			194,972
	Net Asset Value Per Share		$20.16

19

Emerging Markets Select Stock Fund

At April 30, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	185,810
Undistributed Net Investment Income	626
Accumulated Net Realized Losses	(46)
Unrealized Appreciation (Depreciation)
Investment Securities	8,390
Futures Contracts	190
Foreign Currencies	2
Net Assets	194,972

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.2% and 1.3%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2013, the aggregate value of these securities was $695,000, representing
0.4% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Emerging Markets Select Stock Fund

Statement of Operations

Six Months Ended
April 30, 2013
($000)
Investment Income
Income
Dividends[1,2]	1,597
Interest[2]	4
Total Income	1,601
Expenses
Investment Advisory Fees—Note B
Base Fee	406
Performance Adjustment	11
The Vanguard Group—Note C
Management and Administrative	87
Marketing and Distribution	10
Custodian Fees	212
Shareholders’ Reports	2
Total Expenses	728
Net Investment Income	873
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,687
Futures Contracts	16
Foreign Currencies	(32)
Realized Net Gain (Loss)	2,671
Change in Unrealized Appreciation (Depreciation)
Investment Securities	7,391
Futures Contracts	232
Foreign Currencies	2
Change in Unrealized Appreciation (Depreciation)	7,625
Net Increase (Decrease) in Net Assets Resulting from Operations	11,169
1 Dividends are net of foreign withholding taxes of $185,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $46,000, $4,000, and $5,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Emerging Markets Select Stock Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	873	1,398
Realized Net Gain (Loss)	2,671	(1,169)
Change in Unrealized Appreciation (Depreciation)	7,625	3,784
Net Increase (Decrease) in Net Assets Resulting from Operations	11,169	4,013
Distributions
Net Investment Income	(1,514)	(79)
Realized Capital Gain	—	—
Total Distributions	(1,514)	(79)
Capital Share Transactions
Issued	108,572	88,532
Issued in Lieu of Cash Distributions	1,426	73
Redeemed[1]	(34,822)	(29,933)
Net Increase (Decrease) from Capital Share Transactions	75,176	58,672
Total Increase (Decrease)	84,831	62,606
Net Assets
Beginning of Period	110,141	47,535
End of Period[2]	194,972	110,141
1 Net of redemption fees for fiscal 2012 of $27,000. Effective May 23, 2012, the redemption fee was eliminated.
2 Net Assets—End of Period includes undistributed net investment income of $626,000 and $1,283,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Emerging Markets Select Stock Fund

Financial Highlights

	Six Months	Year	June 14,
	Ended	Ended	2011[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$18.73	$17.69	$20.00
Investment Operations
Net Investment Income	.110[2]	.302[2]	.079[2]
Net Realized and Unrealized Gain (Loss) on Investments[3]	1.550	.764	(2.389)
Total from Investment Operations	1.660	1.066	(2.310)
Distributions
Dividends from Net Investment Income	(.230)	(.026)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.230)	(.026)	—
Net Asset Value, End of Period	$20.16	$18.73	$17.69

Total Return[4]	8.90%	6.04%	-11.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$195	$110	$48
Ratio of Total Expenses to Average Net Assets[5]	0.94%	0.92%	0.89%[6]
Ratio of Net Investment Income to Average Net Assets	1.13%	1.66%	1.09%[6]
Portfolio Turnover Rate	40%	93%	18%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was June 14, 2011, to June 27, 2011, during which time all assets were held in money market instruments.
Performance measurement began June 27, 2011, at a net asset value of $20.00.
2 Calculated based on average shares outstanding.
3 Includes increases from redemption fees of $.00, $.00, and $.01. Effective May 23, 2012, the redemption fee was eliminated.
4 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, and 0.00%.
6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Emerging Markets Select Stock Fund

Notes to Financial Statements

Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

24

Emerging Markets Select Stock Fund

During the six months ended April 30, 2013, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2012), and for the period ended April 30, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. M&G Investment Management Limited, Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. In accordance with the advisory contracts entered into with M&G Investment Management Limited, Oaktree Capital Management, L.P., Pzena Investment Management, LLC, and Wellington Management Company, LLP, the investment advisory fees are subject to quarterly adjustments based on performance since July 31, 2011, relative to the MSCI Emerging Markets Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.52% of the fund’s average net assets, before an increase of $11,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2013, the fund had contributed capital of $23,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

25

Emerging Markets Select Stock Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	38,824	—	—
Common Stocks—Other	9,034	136,256	385
Temporary Cash Investments	6,371	1,199	—
Futures Contracts—Assets[1]	67	—	—
Total	54,296	137,455	385
1 Represents variation margin on the last day of the reporting period.

E. At April 30, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
MSCI Emerging Markets Index	June 2013	98	5,096	190

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2013, the fund realized net foreign currency losses of $32,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended April 30, 2013, the fund realized gains on the sale of passive foreign investment companies of $16,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at April 30, 2013, had unrealized appreciation of $79,000 as of October 31, 2012, the most recent mark-to-market date for tax purposes. This amount has been distributed and is reflected in the balance of undistributed net investment income.

26

Emerging Markets Select Stock Fund

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2012, the fund had available capital losses totaling $2,703,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2013; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2013, the cost of investment securities for tax purposes was $183,758,000. Net unrealized appreciation of investment securities for tax purposes was $8,311,000, consisting of unrealized gains of $18,303,000 on securities that had risen in value since their purchase and $9,992,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2013, the fund purchased $101,786,000 of investment securities and sold $29,715,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2013	October 31, 2012
	Shares	Shares
	(000)	(000)
Issued	5,472	4,861
Issued in Lieu of Cash Distributions	73	4
Redeemed	(1,755)	(1,672)
Net Increase (Decrease) in Shares Outstanding	3,790	3,193

I. In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended April 30, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Select Stock Fund	10/31/2012	4/30/2013	Period
Based on Actual Fund Return	$1,000.00	$1,089.04	$4.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,020.13	4.71

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.94%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Emerging Markets Select Stock Fund has renewed the fund’s investment advisory agreements with M&G Investment Management Limited (M&G), Oaktree Capital Management, L.P. (Oaktree), Pzena Investment Management, LLC (Pzena), and Wellington Management Company, LLP (Wellington Management). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of each advisor’s investment management services provided to the fund since its inception in 2011, and took into account the organizational depth and stability of each advisor. The board noted the following:

M&G. Founded in 1931, M&G is an investment management firm offering a broad range of investment products. M&G employs a long-term, bottom-up approach to portfolio management that seeks to identify companies that can handle capital with discipline, generate returns above the cost of capital, and stay focused on creating value. M&G’s long-term view attempts to take advantage of pricing deviations created by short-term investors. The advisor seeks diversification across four areas in which investors tend to misprice returns: external change, internal change, asset growth, and quality. M&G has advised a portion of the fund since the fund’s inception.

Oaktree. Founded in 1995, Oaktree is an investment advisory firm that focuses on certain specialized investment areas, including emerging markets. Oaktree seeks to capture misevaluation of securities caused by investor behavior, while placing a priority on limiting losses. Oaktree’s investment process is driven by bottom-up research, which includes extensive travel to meet company management and maintaining in-house models focused on deriving reliable cash-flow projections. Stocks are selected based on a combination of valuation, investment thesis, portfolio construction, and risk management. Oaktree has advised a portion of the fund since the fund’s inception.

Pzena. Founded in 1995, Pzena is an independent investment management firm that uses a classic value investment strategy in a range of domestic and international portfolios. Pzena uses a deep-value approach that focuses on the most undervalued companies based on five-year price-to-normalized earnings. Pzena believes its value philosophy works well in emerging markets because most investors ignore the cost side of the equation and only focus on growth. Because the companies Pzena targets are underperforming their historical earnings power, each potential holding undergoes intensive research to determine whether the problems are temporary or permanent. Pzena has advised a portion of the fund since the fund’s inception.

30

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. The portfolio manager, along with other senior members of Wellington Management, allocates the assets in its portion of the fund to a team of investment professionals, who are primarily global industry analysts. The relative size of each analyst’s subportfolio is roughly proportional to the weight of the analyst’s coverage universe in the fund’s benchmark. Wellington Management employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of their industries. Wellington Management has advised a portion of the fund since the fund’s inception.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the performance of the fund and each advisor, since the fund’s inception, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of M&G, Oaktree, Pzena, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for M&G, Oaktree, Pzena, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

31

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services);
(diversified manufacturing and services), Hewlett-	Director of SKF AB (industrial machinery), the Lumina
Packard Co. (electronic computer manufacturing),

Foundation for Education, and Oxfam America;	Executive Officers
Chairman of the Advisory Council for the College of
Arts and Letters and Member of the Advisory Board to	Glenn Booraem
the Kellogg Institute for International Studies at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q7522 062013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: June 19, 2013
VANGUARD TRUSTEES’ EQUITY FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: June 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number
2-11444, Incorporated by Reference.